Exhibit 10.17

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

AMENDMENT TO JOINT VENTURE FOR R&D AGREEMENT

This amendment to Joint Venture for R&D Agreement (this “Amendment”) is entered into as of March 12, 2015, by and between Yissum Research and Development Company of the Hebrew University of Jerusalem Ltd. (“Yissum”) and Intec Pharma Ltd. (“Company”) (each to be referred to as a “Party” and together as the “Parties”).

WHEREAS,	the Parties entered into a Joint Venture for R&D Agreement on June 1, 2000, which was extended and amended on October 5, 2004 and July 13, 2005 (the agreement and its amendments shall be referred together in this Amendment as the “Agreement”); and

WHEREAS,	in connection with the pending grant of a sublicense by the Company to Biogen Idec, the Parties wish to amend the Agreement as set forth herein, to become effective only with respect to such sublicense to be granted to Biogen Idec, as of the date such sublicense agreement is executed with Biogen Idec;

NOW, THEREFORE, the Parties hereto, intending to be legally bound, hereby agree as follows:

Except as specifically defined herein, all terms used in this Amendment shall have the meaning ascribed to them in the Agreement.

1.	Amendment

Effective as of the date of this Amendment, the Agreement shall be amended as follows:

1.1	Section 2 of Appendix E of the Agreement shall be amended to read as follows:

“The Company will pay Yissum Sublicense Fees during the Royalty Term at a rate of 15% of all Sublicense Consideration.”

1.2	The following definitions will be added to Appendix E of the Agreement:

“Royalty Term” means, on a country-by-country basis, a period of 15 years from the date of the First Commercial Sale in each country.

“Sublicense Consideration” shall mean any proceeds or consideration or benefit of any kind whatsoever that the Company or its Affiliate receives from a Sublicensee to the extent that such is a direct result of the grant of a Sublicense or an option to obtain such Sublicense, other than research and development funding that is actually used to cover the actual cost for research and development of a Product performed under the Sublicense agreement.

1.3	The term “Distributor” and all references thereto (including within the Net Sales definition) shall be deleted.

1.4	The term “Product” shall be amended to read as follows:

“Product” shall mean any product, process or service, the development, manufacture or sale of which exploits, comprises, contains, incorporates, is related to, or based on any of the patents and/or patent applications set forth in Exhibit 1.4 attached hereto.

1.5	The Parties acknowledge and agree that (i) the patent applications and patents set forth on Exhibit 1.5(a) are solely owned by Yissum and are subject to an exclusive license by Yissum to the Company pursuant to the Agreement; and (ii) the Company is the sole and exclusive owner of the patents and/or patent applications set forth in Exhibit 1.5(b) and all inventions disclosed or claimed in such patents and patent applications (collectively, “Intec Technology”) and Yissum acknowledges that it has no ownership right or interest in or claim with respect to such Intec Technology apart from the right to receive Royalties and Sublicense Fees as provided in the Agreement.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.6	Section 6(f) of the Agreement shall be amended to read as follows:

“Any Sublicensee may sublicense the rights granted to such Sublicensee by the Company through multiple tiers without notice to or consent of Yissum, provided that such Sublicensee is Biogen Idec.”

1.7	The following Section 15(f) shall be added to the Agreement:

“15(f). In the event that the Agreement is terminated for any reason whatsoever, then, at the request of Biogen Idec, if it is not then in material default of the applicable Sublicense, Yissum shall enter into a new license agreement with Biogen Idec on substantially the same terms as Biogen Idec, provided, however, that such terms shall be amended, if necessary, to the extent required to ensure that such new agreement does not impose any obligations or liabilities on Yissum which are not included in or are greater in scope than Yissum’s obligations or liabilities under this Agreement”

1.8	Yissum acknowledges and agrees that, notwithstanding the provisions of Section 6(e), Section 6(f) and Section 11(f) of the Agreement, Biogen Idec nor a Sub-sublicensee of Biogen Idec shall be required to enter into any direct undertaking or agreement of any kind with Yissum.

2.	Effectiveness of Amended Agreement

The Agreement, as amended hereby, shall continue in full force and effect as originally constituted and is hereby ratified and affirmed by the Parties.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized representatives as of the date first written above.

Yissum Research and Development		Intec Pharma Ltd.
Company of the Hebrew University
of Jerusalem Ltd.

By:	/s/ Yaacov Michlin and Shoshi Keynan	By:	/s/ Zeev Weiss

Name:	Yaacov Michlin – CEO and Shoshi Keynan – VP Licensing, Pharmaceuticals	Name:	Zeev Weiss

Title:		Title:

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Exhibit 1.4

1.Patent	Yissum Research Development Company of the Hebrew University of Jerusalem Gastroretentive Controlled Release Pharmaceutical Dosage Forms -(Client Case:IN-1-IL) - (0047465)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	149853	1634914	20/11/2000	149853	01/04/2007	20/11/2018
Patent Cooperation Treaty	PCT/IL00/00774	1635077	20/11/2000	WO 01/37812	31/05/2001
Australia	16477/01	1635101	20/11/2000	783062	05/01/2006	20/11/2015
Canada	2,392,361	1635119	20/11/2000	2,392,361	19/01/2010	20/11/2015
Japan	2001-539427	1635127	20/11/2000	4679020	10/02/2011	10/02/2015
United States of America	10/157,325	1635143	20/11/2000	6,685,962	03/02/2004	03/08/2015
South Africa	200204268	1635150	20/11/2000	2002/4268	26/11/2003	20/11/2015
European Patent Office	00978993.4	1635168	20/11/2000	1235557	27/07/2005
France	00978993.4	1635572	20/11/2000	1235557	27/07/2005	30/11/2015
Germany	00978993.4	1635580	20/11/2000	60021604	27/07/2005	30/11/2015
Spain	00978993.4	1635598	20/11/2000	1235557	27/07/2005	30/11/2015
Switzerland	00978993.4	1635606	20/11/2000	EP1235557	27/07/2005	30/11/2015
Ireland	00978993.4	1635630	20/11/2000	1235557	27/07/2005	30/11/2015
Italy	00978993.4	1635648	20/11/2000	1235557	27/07/2005	30/11/2015
United Kingdom	00978993.4	1635655	20/11/2000	1235557	27/07/2005	30/11/2015

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

2.Patent	Intec Pharma Ltd. Method and Apparatus for Forming Delivery Devices for Oral Intake of an Agent -(Client Case:IN-3-USP) -(0047512)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	60/759,554	1636661	18/01/2006
Patent Cooperation Treaty	IL2007/000070	1724418	18/01/2007	WO2007/083309	26/07/2007
European Patent Office	07700757.3	1853217	18/01/2007	1981465	22/10/2008	31/01/2015
Canada	2,637,655	1853225	18/01/2007			18/01/2015
Israel	192896	1853233	18/01/2007	192896	28/09/2013	18/01/2017
Japan	2008-550909	1853241	18/01/2007	5399715	01/11/2013	01/11/2016
United States of America	12/087,888	1853258	18/01/2007	8,298,574	30/10/2012	30/04/2016
United States of America	13/613,718	2181500	18/01/2007	8,753,678	17/06/2014	17/12/2017
United States of America	13/800,471	2214433	18/01/2007	8,609,136	17/12/2013	17/06/2017
Japan	2013-054912	2216375	18/01/2007	2013-129669	04/07/2013
Israel	226561	2228767	18/01/2007
Israel	226563	2229192	18/01/2007
Israel	226564	2229205	18/01/2007
United
States of America	14/305,600	2275337	18/01/2007	US-2014- 0360132	11/12/2014

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

3.Patent	Intec Pharma Ltd. A Gastro-Retentive System for the Delivery of Macromolecules -(Client Case:IN-4-USP) -(0047513)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	60/773,316	1636679	15/02/2006
Patent Cooperation Treaty	IL2007/000212	1731967	15/02/2007	WO 2007/093999	23/08/2007
European Patent Office	07713260.3	1859727	15/02/2007	1991210	19/11/2008	28/02/2015
Canada	2,642,479	1859735	15/02/2007	2,642,479	19/08/2014	15/02/2015
Israel	193450	1859743	15/02/2007
United States of America	12/223,965	1859750	15/02/2007	US-2009- 0304768	10/12/2009

4.Patent	Intec Pharma Ltd. Carbidopa/Lipodopa Gastroretentive Drug Delivery -(Client Case:IN-7-IL) -(060812)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	208708	2051008	17/04/2009

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

4.Patent	Intec Pharma Ltd. Carbidopa/Lipodopa Gastroretentive Drug Delivery -(Client Case:IN-7-IL) -(060812)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	12/937,955	2144590	17/04/2009	8,771,730	08/07/2014	08/01/2018
Patent Cooperation Treaty	PCT/IB2009/005691	2153336	17/04/2009	WO 2009/144558
Canada	2,721,493	2153341	17/04/2009			17/04/2015
China	200980120103.9	2153353	17/04/2009	CN102149369A	10/08/2011
European Patent Office	09754186.6	2153363	17/04/2009	2276473	26/01/2011	30/04/2015
India	7638/DELNP/2010	2153372	17/04/2009
Japan	2011-504573	2153395	17/04/2009
Japan		2330464
Republic of Korea	10-2010-7025481	2153405	17/04/2009
South Africa	2010/07797	2153411	17/04/2009	2010/07797	27/07/2011	17/04/2015
Hong Kong	11113197.1	2153823	17/04/2009	1158545	20/07/2012	17/04/2018
United States of America	14/322,436	2286884	17/04/2009	US-2014- 0314842	23/10/2014
United States of America	14/322,460	2286894	17/04/2009	US-2015- 0010624	08/01/2015

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

5.Patent	Intec Pharma Ltd. ZALEPLON GASTRORETENTIVE DRUG DELIVERY SYSTEM -(Client Case:IN-8-IL) -(060811)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	213376	2127779	19/10/2009
Patent Cooperation Treaty	PCT/IB2009/007731	2153230	19/10/2009	WO 2010/064139
China	200980153943.5	2153258	19/10/2009	CN102300463A	28/12/2011	19/10/2014
European Patent Office	09830077.5	2153268	19/10/2009	2378883	26/10/2011	31/10/2014
India	5067/DELNP/2011	2153278	19/10/2009
South Africa	2011/04620	2153314	19/10/2009	2011/04620	28/03/2012	19/10/2015
United States of America	13/132,899	2153326	19/10/2009	US-2012- 0021051	26/01/2012
Japan	2014-231788	2320509	19/10/2009

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

6.Patent	Intec Pharma Ltd. Accordion pill comprising levodopa for an improved treatment of Parkinson’s Disease symptoms -(Client Case:IN-11-USP) -(060810)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	61/408,985	2153012	01/11/2010
Patent Cooperation Treaty	PCT/IB2011/002888	2153034	01/11/2011	WO 2012/059815	10/05/2012
Canada	2,815,959	2222633	01/11/2011			01/11/2015
European Patent Office	11805936.9	2222641	01/11/2011	2635272	11/09/2013	30/11/2015
India	4158/DELNP/2013	2222652	01/11/2011
Israel	226000	2222662	01/11/2011
United States of America	13/882,768	2222675	01/11/2011	US-2014- 0017303	16/01/2014

7.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

8.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

9.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

10.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Exhibit 1.5 (a)

1.Patent	Yissum Research Development Company of the Hebrew University of Jerusalem Gastroretentive Controlled Release Pharmaceutical Dosage Forms -(Client Case:IN-1-IL) - (0047465)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	149853	1634914	20/11/2000	149853	01/04/2007	20/11/2018
Patent Cooperation Treaty	PCT/IL00/00774	1635077	20/11/2000	WO 01/37812	31/05/2001
Australia	16477/01	1635101	20/11/2000	783062	05/01/2006	20/11/2015
Canada	2,392,361	1635119	20/11/2000	2,392,361	19/01/2010	20/11/2015
Japan	2001-539427	1635127	20/11/2000	4679020	10/02/2011	10/02/2015
United States of America	10/157,325	1635143	20/11/2000	6,685,962	03/02/2004	03/08/2015
South Africa	200204268	1635150	20/11/2000	2002/4268	26/11/2003	20/11/2015
European Patent Office	00978993.4	1635168	20/11/2000	1235557	27/07/2005
France	00978993.4	1635572	20/11/2000	1235557	27/07/2005	30/11/2015
Germany	00978993.4	1635580	20/11/2000	60021604	27/07/2005	30/11/2015
Spain	00978993.4	1635598	20/11/2000	1235557	27/07/2005	30/11/2015
Switzerland	00978993.4	1635606	20/11/2000	EP1235557	27/07/2005	30/11/2015
Ireland	00978993.4	1635630	20/11/2000	1235557	27/07/2005	30/11/2015
Italy	00978993.4	1635648	20/11/2000	1235557	27/07/2005	30/11/2015
United Kingdom	00978993.4	1635655	20/11/2000	1235557	27/07/2005	30/11/2015

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Exhibit 1.5 (b)

2.Patent	Intec Pharma Ltd. Method and Apparatus for Forming Delivery Devices for Oral Intake of an Agent -(Client Case:IN-3-USP) -(0047512)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	60/759,554	1636661	18/01/2006
Patent Cooperation Treaty	IL2007/000070	1724418	18/01/2007	WO2007/083309	26/07/2007
European Patent Office	07700757.3	1853217	18/01/2007	1981465	22/10/2008	31/01/2015
Canada	2,637,655	1853225	18/01/2007			18/01/2015
Israel	192896	1853233	18/01/2007	192896	28/09/2013	18/01/2017
Japan	2008-550909	1853241	18/01/2007	5399715	01/11/2013	01/11/2016
United States of America	12/087,888	1853258	18/01/2007	8,298,574	30/10/2012	30/04/2016
United States of America	13/613,718	2181500	18/01/2007	8,753,678	17/06/2014	17/12/2017
United States of America	13/800,471	2214433	18/01/2007	8,609,136	17/12/2013	17/06/2017
Japan	2013-054912	2216375	18/01/2007	2013-129669	04/07/2013
Israel	226561	2228767	18/01/2007
Israel	226563	2229192	18/01/2007
Israel	226564	2229205	18/01/2007
United States of America	14/305,600	2275337	18/01/2007	US-2014-0360132	11/12/2014

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

3.Patent	Intec Pharma Ltd. A Gastro-Retentive System for the Delivery of Macromolecules -(Client Case:IN-4-USP) -(0047513)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	60/773,316	1636679	15/02/2006
Patent Cooperation Treaty	IL2007/000212	1731967	15/02/2007	WO2007/093999	23/08/2007
European Patent Office	07713260.3	1859727	15/02/2007	1991210	19/11/2008	28/02/2015
Canada	2,642,479	1859735	15/02/2007	2,642,479	19/08/2014	15/02/2015
Israel	193450	1859743	15/02/2007
United States of America	12/223,965	1859750	15/02/2007	US-2009-0304768	10/12/2009

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

4.Patent	Intec Pharma Ltd. Carbidopa/Lipodopa Gastroretentive Drug Delivery -(Client Case:IN-7-IL) -(060812)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	208708	2051008	17/04/2009
United States of America	12/937,955	2144590	17/04/2009	8,771,730	08/07/2014	08/01/2018
Patent Cooperation Treaty	PCT/IB2009/005691	2153336	17/04/2009	WO2009/144558
Canada	2,721,493	2153341	17/04/2009			17/04/2015
China	200980120103.9	2153353	17/04/2009	CN102149369A	10/08/2011
European Patent Office	09754186.6	2153363	17/04/2009	2276473	26/01/2011	30/04/2015
India	7638/DELNP/2010	2153372	17/04/2009
Japan	2011-504573	2153395	17/04/2009
Japan		2330464
Republic of Korea	10-2010-7025481	2153405	17/04/2009
South Africa	2010/07797	2153411	17/04/2009	2010/07797	27/07/2011	17/04/2015
Hong Kong	11113197.1	2153823	17/04/2009	1158545	20/07/2012	17/04/2018
United States of America	14/322,436	2286884	17/04/2009	US-2014-0314842	23/10/2014

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

4.Patent	Intec Pharma Ltd. Carbidopa/Lipodopa Gastroretentive Drug Delivery -(Client Case:IN-7-IL) -(060812)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	14/322,460	2286894	17/04/2009	US-2015-0010624	08/01/2015

5.Patent	Intec Pharma Ltd. ZALEPLON GASTRORETENTIVE DRUG DELIVERY SYSTEM -(Client Case:IN-8-IL) -(060811)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	213376	2127779	19/10/2009
Patent Cooperation Treaty	PCT/IB2009/007731	2153230	19/10/2009	WO2010/064139
China	200980153943.5	2153258	19/10/2009	CN102300463A	28/12/2011	19/10/2014
European Patent Office	09830077.5	2153268	19/10/2009	2378883	26/10/2011	31/10/2014
India	5067/DELNP/2011	2153278	19/10/2009
South Africa	2011/04620	2153314	19/10/2009	2011/04620	28/03/2012	19/10/2015

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

5.Patent	Intec Pharma Ltd. ZALEPLON GASTRORETENTIVE DRUG DELIVERY SYSTEM -(Client Case:IN-8-IL) -(060811)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	13/132,899	2153326	19/10/2009	US-2012-0021051	26/01/2012
Japan	2014-231788	2320509	19/10/2009

6.Patent	Intec Pharma Ltd. Accordion pill comprising levodopa for an improved treatment of Parkinson’s Disease symptoms -(Client Case:IN-11-USP) -(060810)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	61/408,985	2153012	01/11/2010
Patent Cooperation Treaty	PCT/IB2011/002888	2153034	01/11/2011	WO2012/059815	10/05/2012
Canada	2,815,959	2222633	01/11/2011			01/11/2015
European Patent Office	11805936.9	2222641	01/11/2011	2635272	11/09/2013	30/11/2015
India	4158/DELNP/2013	2222652	01/11/2011
Israel	226000	2222662	01/11/2011

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

6.Patent	Intec Pharma Ltd. Accordion pill comprising levodopa for an improved treatment of Parkinson’s Disease symptoms -(Client Case:IN-11-USP) -(060810)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	13/882,768	2222675	01/11/2011	US-2014- 0017303	16/01/2014

7.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

8.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

9.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

10.Patent	Intec Pharma Ltd. “[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”